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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 14, 2003
                                -----------------


                        LORAL SPACE & COMMUNICATIONS LTD.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda                     1-14180                     13-3867424
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(State or other                      (Commission                 (IRS Employer
jurisdiction of                      File Number)                Identification
incorporation)                                                       Number)

c/o Loral SpaceCom Corporation
600 Third Avenue, New York, New York                                  10016
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(Address of principal executive offices)                           (Zip Code)


              Registrant's telephone number, including area code:
                                 (212) 697-1105
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On July 15, 2003, Loral Space & Communications Ltd. and certain of its subsidiaries filed voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code in the United States District Court for the Southern District of New York and parallel insolvency proceedings in the Supreme Court of Bermuda in which certain partners of KPMG were appointed as joint provisional liquidators.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated November 14, 2003

Item 12. Results of Operations and Financial Condition.

      On November 14, 2003, Loral Space & Communications Ltd. reported its financial results for the three months ended September 30, 2003 in the Press Release attached hereto as Exhibit 99.1.

      The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such a filing.
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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Loral Space & Communications Ltd.


                                   By:    /s/ Janet Yeung
                                      ----------------------
                                   Name:  Janet Yeung
                                   Title: Vice President and Assistant Secretary

Date: November 17, 2003
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                                  EXHIBIT INDEX

Exhibit           Description
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
Exhibit 99.1      Press Release of Loral Space & Communications Ltd.
                  dated November 14, 2003